UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549
                               ______________

                                  FORM 8-K


                          CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15 (D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934
    Date of Report (Date of Earliest Event Reported)   January 18, 2006

                     Commission File Number: 000-14047

                     LIBERTY DIVERSIFIED HOLDINGS, INC.
           (Exact name of registrant as specified in its charter)

     Nevada                                                 04-2392188
(State or jurisdiction of                 (IRS Employer Identification No.)
 incorporation or organization)

                      600 Anton Boulevard, 11th Floor
                       Costa Mesa,  California  92626

        (Address of principal executive offices, including zip code)

                               (949)718-0999
            (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                     LIBERTY DIVERSIFIED HOLDINGS, INC.



Section 8 Other Events

Item 8.01 Other Events

At the time of its last report on Form 10Q-SB for the period ending September 30, 2005, the Registrant had 31,782 shares of common stock issued and outstanding. At that time, only 49,500 shares of common stock were
authorized by the Registrant's Articles of Incorporation.   Subsequently,
after filing a Definitive Information Statement on Schedule 14C on December 9, 2005 and obtaining the requisite number of votes required for approval, the Registrant amended its Articles of Incorporation and increased the number of authorized shares of common stock to 100,000,000.

On or about January 4, 2006, certain officers, directors beneficial owners and other stockholders of the Company converted shares of preferred stock held by them into common stock, as follows:

Ronald C. Touchard, CEO, President, Director and Treasurer of the Registrant, converted 14,500 shares of Series C Preferred Stock in the name of his separate property trust to 2,900,000 shares of common stock. His wife, Misty Touchard, converted 200,000 shares of Series A Preferred stock to 200,000 shares of common stock. Ms. Touchard also converted 100,000 Shares of Series B Preferred stock to 100,000 common stock.

Henning D. Morales, Secretary and Director of the Registrant, converted 14,500 shares of Series C Preferred Stock to 2,900,000 shares of common stock.

Allen Kimble, former CFO of the Registrant, converted 1,200,000 shares of Series A Preferred Stock to 1,200,000 shares of common stock.

Mario Ramirez, President of the Registrant's wholly owned subsidiary MCR Packaging and Printing Corp., converted 2,850,000 shares of Series A Preferred stock to 2,850,000 shares of common stock.

Jennifer Combs, Independent agent of wholly owned subsidiary of the Registrant, converted 1,600,000 shares of Series A Preferred stock to 1,600,000 shares of common stock. Ms. Combs also converted 100,000 Shares of Series B Preferred stock to 100,000 shares of common stock.

Kenyatto Jones, employee of wholly owned subsidiary of the Registrant, converted 300,000 shares of Series A Preferred stock to 300,000 shares of common stock. Mr. Jones also converted 250,000 Shares of Series B Preferred stock to 250,000 common stock.

As a result, the number of shares of common stock issued and outstanding of the Registrant has increased to 12,894,213.


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

Date: January 18, 2006             LIBERTY DIVERSIFIED HOLDINGS, INC.


                                   By: /S/ Ronald C. Touchard
                                   -------------------------------------
                                           Ronald C. Touchard
                                           CEO and Chairman